Page 15 of 20 Pages


                                    EXHIBIT A

                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Centene Corporation, dated as of February 14, 2002, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:    February 14, 2002                 STRATEGIC INVESTMENT PARTNERS LTD.


                                           By:  /s/ Richard D. Holahan, Jr.
                                                --------------------------------
                                                Richard D. Holahan, Jr.
                                                Attorney-in-Fact

Date:    February 14, 2002                 QUASAR INTERNATIONAL PARTNERS C.V.


                                           By:  /s/ Richard D. Holahan, Jr.
                                                --------------------------------
                                                Richard D. Holahan, Jr.
                                                Attorney-in-Fact

Date:    February 14, 2002                 QUANTUM INDUSTRIAL PARTNERS LDC


                                           By:  /s/ Richard D. Holahan, Jr.
                                                --------------------------------
                                                Richard D. Holahan, Jr.
                                                Attorney-in-Fact

Date:    February 14, 2002                 QIH MANAGEMENT INVESTOR, L.P.


                                           By:  QIH Management, Inc.,
                                                its General Partner


                                           By:  /s/ Richard D. Holahan, Jr.
                                                --------------------------------
                                                Richard D. Holahan, Jr.
                                                Vice President
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                                                             Page 16 of 20 Pages


Date:    February 14, 2002                 QIH MANAGEMENT, INC.


                                           By:  /s/ Richard D. Holahan, Jr.
                                                --------------------------------
                                                Richard D. Holahan, Jr.
                                                Vice President

Date:    February 14, 2002                 SOROS FUND MANAGEMENT LLC


                                           By:  /s/ Richard D. Holahan, Jr.
                                                --------------------------------
                                                Richard D. Holahan, Jr.
                                                Assistant General Counsel

Date:    February 14, 2002                 GEORGE SOROS


                                           By:  /s/ Richard D. Holahan, Jr.
                                                --------------------------------
                                                Richard D. Holahan, Jr.
                                                Attorney-in-Fact